Exhibit 99.1
EARNINGS RELEASE

By:    Expeditors International of Washington, Inc.
1015 Third Avenue, Suite 1200
Seattle, Washington 98104

CONTACTS:	Jeffrey S. Musser Bradley S. Powell
President and Chief Executive Officer    Senior Vice President and Chief Financial Officer
(206) 674-3433     (206) 674-3412
FOR IMMEDIATE RELEASE
__________________________________________________________________________________________________________________________________________________________________________
EXPEDITORS REPORTS RECORD SECOND QUARTER 2015 EPS OF $0.61 PER SHARE 1
SEATTLE, WASHINGTON - August 4, 2015, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced second quarter 2015 financial results including the following highlights:

•	Revenues increased 6% to a second quarter record of $1.69 billion

•	Airfreight tonnage volume increased 9% and ocean container volume increased 5%

•	Net Revenues[2] increased 14% to a record $552 million and yields expanded 233 basis points to 32.6%

•	Operating Income increased 28% to a record $183 million

•	Net Earnings Attributable to Shareholders increased 29% to a record $118 million

•	Diluted Net Earnings Attributable to Shareholders per share increased 33% to a record $0.61
“We are extremely pleased with our second quarter financial results and believe that these results validate the efforts that our senior team has put in over the last twelve months crafting and creating a strategy that would return our Company to double digit growth. Of course the best planned strategy cannot be effectively executed without a solid team of individuals who perform our daily operations. We remain incredibly thankful for those 15,000 employees,” said Jeffrey S. Musser, President and Chief Executive Officer. “Although still in the early implementation of our strategic initiatives, we are on track with our internal targets. As an example, this quarter represents the fourth consecutive quarter where we have achieved our target of double digit growth in Operating Income and EPS1. We are, however, fully aware of the stiff comparable that exists in the second half of 2015. There is no doubt that global trade has slowed from its peak period but rest assured that we will remain focused on the things we can control such as best in class customer service and efficient execution,” Musser went on to say.
“In addition to our strong growth in air and ocean volumes, the second quarter benefited from favorable spot market buying opportunities. This resulted in a significant expansion of our margins. We expect pricing volatility to continue as customers and carriers adjust to current market conditions,” commented Bradley S. Powell, Senior Vice President and Chief Financial Officer. “We believe the unquantifiable benefit to airfreight volumes attributable to the West Coast labor dispute carried over to the early part of the second quarter as port operations improved. Our people did an exceptional job controlling expenses and cash flow while continuing our investments in customer service and technology,” concluded Powell.
Expeditors is a global logistics company headquartered in Seattle, Washington. The company employs trained professionals in 186 full-service offices and numerous satellite locations located on six continents linked into a seamless worldwide network through an integrated information management system. Services include the consolidation or forwarding of air and ocean freight, customs brokerage, vendor consolidation, cargo insurance, time-definite transportation, order management, warehousing distribution and customized logistics solutions.

_______________________
1Diluted earnings attributable to shareholders per share.
2Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.
NOTE: See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.
Second Quarter 2015 Earnings Release, August 4, 2015
Financial Highlights for the Three and Six months ended June 30, 2015 and 2014 (Unaudited)
(in 000's of US dollars except share data)

	Three months ended June 30,			Six months ended June 30,
	2015	2014	% Change	2015	2014	% Change
Revenues	$1,691,553	$1,599,141	6%	$3,369,079	$3,090,786	9%
Net revenues[1]	$552,141	$484,714	14%	$1,081,627	$949,300	14%
Operating income	$182,716	$142,443	28%	$351,599	$277,646	27%
Net earnings attributable to shareholders	$117,760	$91,302	29%	$224,464	$175,126	28%
Diluted earnings attributable to shareholders per share	$0.61	$0.46	33%	$1.17	$0.88	33%
Basic earnings attributable to shareholders per share	$0.62	$0.46	35%	$1.17	$0.88	33%
Diluted weighted average shares outstanding	191,917,973	197,126,243		192,425,521	199,482,932
Basic weighted average shares outstanding	190,679,008	196,451,912		191,150,758	198,772,260
_______________________
1Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.
During the three and six-month periods ended June 30, 2015, the Company repurchased 2.7 million and 4.3 million shares of common stock at an average price of $47.46 and $47.61 per share, respectively. During the three and six-month periods ended June 30, 2014, the Company repurchased 2.9 million and 8.6 million shares of common stock at an average price of $45.72 and $41.64 per share, respectively.

	Employee headcount as of June 30,
	2015	2014
North America	5,493	5,032
Europe	2,609	2,290
North Asia	2,425	2,502
Middle East, Africa and India	1,387	1,327
South Asia	1,312	1,262
Latin America	809	725
Information Systems	711	651
Corporate	313	294
Total	15,059	14,083

	Year-over-year percentage increase in:
	Airfreight kilos	Ocean freight FEU
2015
April	10%	6%
May	8%	6%
June	8%	2%
Quarter	9%	5%
_______________________
Investors may submit written questions via e-mail to: investor@expeditors.com. Questions received by the end of business on August 7, 2015 will be considered in management's 8-K “Responses to Selected Questions” expected to be filed on or about August 14, 2015.

Disclaimer on Forward-Looking Statements:
Certain portions of this release contain forward-looking statements which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including comments on future pricing volatility and impacts on margins, condition of the global economy, ability to achieve sustainable double digit growth, ability to achieve benefits from new strategies and organization structure and ability to achieve strategic goals. Actual future results and trends may differ materially from historical results or those projected in any forward-looking statements depending on a variety of factors including, but not limited to, our ability to maintain consistent and stable operating results, future success of our business model, ability to perpetuate profits, changes in customer demand for Expeditors’ services caused by a general economic slow-down, customers’ inventory build-up, decreased consumer confidence, volatility in equity markets, energy and fuel prices, political changes, foreign exchange rates, regulatory actions or changes or the unpredictable acts of competitors and other risks, risk factors and uncertainties detailed in our Annual Report as updated by our reports on Form 10-Q, filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except share data)
(Unaudited)

	June 30, 2015	December 31, 2014
Assets
Current Assets:
Cash and cash equivalents	$985,727	$927,107
Short-term investments	47,047	40,336
Accounts receivable, net	1,194,180	1,236,042
Deferred Federal and state income taxes	20,930	20,279
Other current assets	86,871	65,486
Total current assets	2,334,755	2,289,250
Property and equipment, net	536,121	538,415
Goodwill	7,927	7,927
Other assets, net	53,572	55,313
	$2,932,375	$2,890,905
Liabilities and Equity
Current Liabilities:
Accounts payable	738,323	770,238
Accrued expenses, primarily salaries and related costs	228,537	192,468
Federal, state and foreign income taxes	26,821	21,077
Total current liabilities	993,681	983,783
Deferred Federal and state income taxes	48,961	35,514

Commitments and contingencies

Shareholders’ Equity:
Preferred stock; none issued	—	—
Common stock, par value $0.01 per share. Issued and outstanding 189,117,916 shares at June 30, 2015 and 191,655,690 shares at December 31, 2014	1,891	1,916
Additional paid-in capital	2,349	1,113
Retained earnings	1,935,159	1,903,196
Accumulated other comprehensive loss	(52,778)	(37,817)
Total shareholders’ equity	1,886,621	1,868,408
Noncontrolling interest	3,112	3,200
Total equity	1,889,733	1,871,608
	$2,932,375	$2,890,905

04-August-2015	Expeditors International of Washington, Inc.	Page 3 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Earnings
(In thousands, except share data)
(Unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2015	2014	2015	2014
Revenues:
Airfreight services	$693,812	$667,257	$1,401,256	$1,314,395
Ocean freight and ocean services	576,772	536,438	1,142,489	1,005,662
Customs brokerage and other services	420,969	395,446	825,334	770,729
Total revenues	1,691,553	1,599,141	3,369,079	3,090,786
Operating Expenses:
Airfreight services	506,988	503,213	1,019,989	986,095
Ocean freight and ocean services	433,356	423,716	878,812	791,091
Customs brokerage and other services	199,068	187,498	388,651	364,300
Salaries and related costs	287,065	260,767	565,943	516,709
Rent and occupancy costs	24,971	25,401	50,359	50,563
Depreciation and amortization	11,420	12,417	22,949	24,799
Selling and promotion	10,529	9,291	19,776	17,464
Other	35,440	34,395	71,001	62,119
Total operating expenses	1,508,837	1,456,698	3,017,480	2,813,140
Operating income	182,716	142,443	351,599	277,646
Other Income (Expense):
Interest income	2,636	2,764	5,368	5,461
Other, net	3,804	3,190	3,838	2,909
Other income, net	6,440	5,954	9,206	8,370
Earnings before income taxes	189,156	148,397	360,805	286,016
Income tax expense	70,827	56,669	135,144	110,093
Net earnings	118,329	91,728	225,661	175,923
Less net earnings attributable to the noncontrolling interest	569	426	1,197	797
Net earnings attributable to shareholders	$117,760	$91,302	$224,464	$175,126
Diluted earnings attributable to shareholders per share	$0.61	$0.46	$1.17	$0.88
Basic earnings attributable to shareholders per share	$0.62	$0.46	$1.17	$0.88
Weighted average diluted shares outstanding	191,917,973	197,126,243	192,425,521	199,482,932
Weighted average basic shares outstanding	190,679,008	196,451,912	191,150,758	198,772,260

04-August-2015	Expeditors International of Washington, Inc.	Page 4 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2015	2014	2015	2014
Operating Activities:
Net earnings	$118,329	$91,728	$225,661	$175,923
Adjustments to reconcile net earnings to net cash from operating activities:
Provision for losses (recoveries) on accounts receivable	584	496	861	(619)
Deferred income tax expense	8,986	2,891	20,923	10,085
Excess tax benefits from stock plans	(366)	(495)	(1,846)	(984)
Stock compensation expense	11,663	11,877	21,570	22,171
Depreciation and amortization	11,420	12,417	22,949	24,799
Other	27	68	113	206
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable	63,234	(84,618)	16,444	(72,390)
Increase in accounts payable and accrued expenses	8,038	61,377	22,933	90,923
Decrease in income taxes payable, net	(39,000)	(47,370)	(15,868)	(29,165)
(Increase) decrease in other current assets	(1,187)	(3,485)	2,382	(2,206)
Net cash from operating activities	181,728	44,886	316,122	218,743
Investing Activities:
(Increase) decrease in short-term investments, net	(46,986)	342	(6,712)	(59,812)
Purchase of property and equipment	(12,912)	(9,635)	(22,357)	(18,395)
Escrow deposit for land acquisition	—	(27,101)	—	(27,101)
Other, net	(14)	(1,536)	184	134
Net cash from investing activities	(59,912)	(37,930)	(28,885)	(105,174)
Financing Activities:
Proceeds from issuance of common stock	25,047	22,125	60,095	30,017
Repurchases of common stock	(128,137)	(131,391)	(205,505)	(358,116)
Excess tax benefits from stock plans	366	495	1,846	984
Dividends paid	(68,781)	(62,807)	(68,781)	(62,807)
Distribution to noncontrolling interest	—	—	(857)	(85)
Net cash from financing activities	(171,505)	(171,578)	(213,202)	(390,007)
Effect of exchange rate changes on cash and cash equivalents	2,272	4,137	(15,415)	(653)
(Decrease) increase in cash and cash equivalents	(47,417)	(160,485)	58,620	(277,091)
Cash and cash equivalents at beginning of period	1,033,144	1,131,046	927,107	1,247,652
Cash and cash equivalents at end of period	$985,727	$970,561	$985,727	$970,561
Taxes paid:
Income taxes	$101,389	$105,963	$129,650	$133,459

04-August-2015	Expeditors International of Washington, Inc.	Page 5 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Business Segment Information
(In thousands)
(Unaudited)

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Three months ended June 30, 2015:
Revenues from unaffiliated customers	$449,622	58,739	24,314	649,901	184,862	239,953	84,162	—	1,691,553
Transfers between geographic areas	32,486	3,685	5,403	5,427	6,473	10,716	5,112	(69,302)	—
Total revenues	$482,108	62,424	29,717	655,328	191,335	250,669	89,274	(69,302)	1,691,553
Net revenues[1]	$229,353	30,576	17,485	124,491	46,944	76,607	26,685	—	552,141
Operating income	$68,547	10,437	5,441	60,597	16,140	15,587	5,967	—	182,716
Identifiable assets	$1,381,755	103,613	57,711	572,425	141,344	448,475	219,280	7,772	2,932,375
Capital expenditures	$7,711	1,656	569	475	989	921	591	—	12,912
Depreciation and amortization	$7,339	310	248	1,379	548	1,176	420	—	11,420
Equity	$1,075,703	59,374	38,447	344,479	118,175	166,569	124,564	(37,578)	1,889,733
Three months ended June 30, 2014:
Revenues from unaffiliated customers	$416,454	55,343	22,003	623,625	152,570	250,823	78,323	—	1,599,141
Transfers between geographic areas	22,408	2,587	5,567	5,637	6,708	9,829	4,925	(57,661)	—
Total revenues	$438,862	57,930	27,570	629,262	159,278	260,652	83,248	(57,661)	1,599,141
Net revenues[1]	$200,106	25,533	16,648	97,498	40,145	79,958	24,826	—	484,714
Operating income	$59,780	7,001	4,676	39,321	11,828	14,952	4,885	—	142,443
Identifiable assets	$1,328,312	110,498	57,588	587,891	153,660	481,190	205,023	5,778	2,929,940
Capital expenditures	$5,547	422	171	1,383	518	1,234	360	—	9,635
Depreciation and amortization	$7,879	296	227	1,476	620	1,478	441	—	12,417
Equity	$1,044,386	72,681	35,578	356,974	122,577	189,296	112,394	(36,749)	1,897,137

1Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.

04-August-2015	Expeditors International of Washington, Inc.	Page 6 of 8

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Six months ended June 30, 2015:
Revenues from unaffiliated customers	$893,803	113,533	48,395	1,295,345	366,243	482,039	169,721	—	3,369,079
Transfers between geographic areas	60,161	6,499	10,180	11,124	12,388	20,353	10,179	(130,884)	—
Total revenues	$953,964	120,032	58,575	1,306,469	378,631	502,392	179,900	(130,884)	3,369,079
Net revenues[1]	$448,956	61,254	34,044	241,896	89,144	152,495	53,838	—	1,081,627
Operating income	$127,728	21,528	10,797	117,653	30,020	30,658	13,215	—	351,599
Identifiable assets	$1,381,755	103,613	57,711	572,425	141,344	448,475	219,280	7,772	2,932,375
Capital expenditures	$14,036	1,944	1,186	765	1,308	2,069	1,049	—	22,357
Depreciation and amortization	$14,732	602	516	2,778	1,078	2,422	821	—	22,949
Equity	$1,075,703	59,374	38,447	344,479	118,175	166,569	124,564	(37,578)	1,889,733
Six months ended June 30, 2014:
Revenues from unaffiliated customers	$817,193	106,927	42,632	1,192,314	293,313	484,506	153,901	—	3,090,786
Transfers between geographic areas	42,419	4,962	10,771	11,054	13,258	19,148	9,467	(111,079)	—
Total revenues	$859,612	111,889	53,403	1,203,368	306,571	503,654	163,368	(111,079)	3,090,786
Net revenues[1]	$392,188	51,694	32,005	190,892	79,238	154,289	48,994	—	949,300
Operating income	$111,678	15,376	9,535	79,375	24,298	26,594	10,790	—	277,646
Identifiable assets	$1,328,312	110,498	57,588	587,891	153,660	481,190	205,023	5,778	2,929,940
Capital expenditures	$9,475	686	472	4,043	974	2,100	645	—	18,395
Depreciation and amortization	$15,731	576	439	2,978	1,216	2,985	874	—	24,799
Equity	$1,044,386	72,681	35,578	356,974	122,577	189,296	112,394	(36,749)	1,897,137

1Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.

04-August-2015	Expeditors International of Washington, Inc.	Page 7 of 8

Net Revenues (Non-GAAP measure)

We commonly refer to the term “net revenues” when commenting about our Company and the results of its operations. Net revenues are a Non-GAAP measure calculated as revenues less directly related operations expenses attributable to the Company's principal services. We believe that net revenues are a better measure than are total revenues when analyzing and discussing our effectiveness in managing our principal services since total revenues earned as a freight consolidator must consider the carriers' charges to us for carrying the shipment, whereas revenues earned in other capacities include primarily the commissions and fees earned by us. Net revenue is one of our primary operational and financial measures and demonstrates our ability to concentrate and leverage purchasing power through effective consolidation of shipments from customers utilizing a variety of transportation carriers and optimal routings. Using net revenues also provides a commonality for comparison among various services. The following table presents the calculation of net revenues.

	Three months ended		Six months ended
	June 30,		June 30,
(in thousands)	2015	2014	2015	2014
Total revenues	$1,691,553	$1,599,141	$3,369,079	$3,090,786
Expenses:
Airfreight services	506,988	503,213	1,019,989	986,095
Ocean freight and ocean services	433,356	423,716	878,812	791,091
Customs brokerage and other services	199,068	187,498	388,651	364,300
Net revenues	$552,141	$484,714	$1,081,627	$949,300

04-August-2015	Expeditors International of Washington, Inc.	Page 8 of 8